Net finance (income) costs	12 Months Ended
Dec. 31, 2022
Net finance (income) costs
Net finance (income) costs

15    Net finance (income) costs

	2022	2021
	$	$

Change in fair value of derivative financial instrument	275	(293)
Lease liability interest expense (note 10)	59	67
Interest income	(803)	(205)
Change in amortized cost of trade and other receivables (note 4)	(290)	448
CIBC loan interest expense (note 9)	115	—
Foreign exchange loss /(gain)	(3,100)	286
	(3,744)	303